CHOICE FUNDS

                         Supplement Dated June 1, 2000

         To the Statement of Additional Information dated April 1, 2000

This Supplement updates certain information contained in the Choice Funds Statement of Additional Information (SAI) dated April 1, 2000. You should retain both the Supplement and the SAI for future reference. You may obtain additional copies of the SAI, including a copy of the SAI incorporating the changes below by calling 1-800-392-7107.

         - Item 3 on page 1 is amended by replacing the parenthetical (Focus Fund only) with the parenthetical (Balanced Fund only).

         - Item 7 on page 3 is amended by replacing the parenthetical (Balanced Fund only) with the parenthetical (Focus Fund only).